SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

COMPASS BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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To the Shareholders
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
Proxy Statement for Annual Meeting of Shareholders to be Held on April 21, 2003
INTRODUCTION
EXPENSES OF SOLICITATION
HOLDINGS OF VOTING SECURITIES
PROPOSAL ONE ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION AND OTHER INFORMATION
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
INDEPENDENT ACCOUNTANTS
CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
SHAREHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING
OTHER MATTERS

To the Shareholders
of Compass Bancshares, Inc.

March 21, 2003

      On behalf of the board of directors of Compass Bancshares, Inc., I am pleased to invite you to the annual meeting of shareholders to be held on April 21, 2003, in Birmingham, Alabama. We have enclosed a Notice of Annual Meeting of Shareholders and Proxy Statement containing information concerning those matters which are to be considered at the meeting.

      Detailed information concerning Compass’ activities and operations during fiscal year 2002 is contained in our annual report, which is also enclosed.

      Every shareholder’s vote is important. In order to ensure your shares are voted at the meeting, please sign and return the accompanying form of proxy in the enclosed postage-prepaid envelope at your earliest convenience. You may also vote electronically via the Internet or telephone in accordance with the instructions on the accompanying form of proxy. You may, of course, vote in person at the meeting, whether or not you submitted a proxy.

Sincerely yours,

D. Paul Jones, Jr.
Chairman and Chief Executive Officer

Whether or not you plan to attend the annual meeting, please promptly complete, date, sign and mail the accompanying proxy card in the return envelope furnished for that purpose or vote electronically via the Internet or telephone in accordance with the instructions on the proxy card.

COMPASS BANCSHARES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held on

April 21, 2003

      The annual meeting of the shareholders of Compass Bancshares, Inc., will be held at the Corporate Headquarters Building, 15 South 20th Street, Birmingham, Alabama, on Monday, April 21, 2003, at 10:00 a.m. (Birmingham, Alabama time) for the following purposes:

l.	To elect three (3) directors, each to serve for a term of three (3) years or until their successors are elected and qualified.

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

      Shareholders of record at the close of business on March 7, 2003, are entitled to notice of and to vote at the meeting.

      Your vote is important. Shareholders who do not expect to attend the meeting are requested to sign the accompanying form of proxy and return it immediately in the enclosed envelope or vote electronically via the Internet or telephone in accordance with the instructions on the accompanying form of proxy in order that their shares may be represented at the meeting.

By Order of the Board of Directors

Jerry W. Powell
General Counsel and Secretary

Birmingham, Alabama

March 21, 2003

COMPASS BANCSHARES, INC.

Proxy Statement for Annual Meeting of
Shareholders to be Held on April 21, 2003

INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies by Compass’ Board of Directors for use at the annual meeting of shareholders to be held at Compass’ executive offices on April 21, 2003, and at any adjournments thereof (the “Annual Meeting”), for the purpose of (i) electing three (3) members of the Board of Directors and (ii) transacting such other business as may properly come before the Annual Meeting. Compass’ executive offices are located at 15 South 20th Street, Birmingham, Alabama 35233. This Proxy Statement and the accompanying form of proxy, together with a copy of Compass’ annual report for the fiscal year ended December 31, 2002, were mailed to shareholders on or about March 21, 2003.

      In this Proxy Statement when we refer to “Compass” we mean Compass Bancshares, Inc. Where we need to make a specific reference to Compass Bank, Compass’ lead bank subsidiary, we will refer to “Compass Bank” or the “Bank.”

Shareholders Entitled to Vote

      You may vote if you owned Compass’ common stock as of the close of business on March 7, 2003, which is the record date for the Annual Meeting. Each shareholder will be entitled to one (1) vote on each proposal for each share of common stock held by such shareholder as of such record date. At the close of business on March 7, 2003, there were 126,420,056 shares of Compass’ common stock outstanding. Notwithstanding the record date specified above, the stock transfer books of Compass will not be closed, and stock may be transferred subsequent to the record date, although all votes must be cast in the names of the shareholders of record as of the record date.

Vote Required

      At the Annual Meeting, a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum for the transaction of business. Assuming the presence of a quorum, directors shall be elected at the Annual Meeting by a plurality of the votes cast, whether in person or by proxy.

      You may abstain or withhold your vote (collectively, “abstentions”) with respect to each item submitted for shareholder approval. Abstentions will be counted as present for purposes of determining the existence of a quorum but will be counted as not voting in favor of any proposal brought before the Annual Meeting. Since the election of directors is determined by the votes cast at the Annual Meeting, abstentions will not affect such election.

      Generally, a broker is entitled to vote shares held in “street name” on routine matters without instructions from the beneficial owner of such shares. On the other hand, a broker may not be entitled to vote shares held in “street name” on certain non-routine items absent instructions from the beneficial owner of such shares (a “broker nonvote”). If a broker votes on any proposal submitted for shareholder approval, even if he may not vote on all proposals, then all shares so voted will be counted as present for purposes of determining the existence of a quorum and the broker nonvotes, if any, will be treated as having not voted in favor the relevant proposal. Generally, there will be no “broker nonvotes” in the election of directors, because the election of directors is a matter for which a broker may exercise its discretion.

How to Vote

      You may vote by mail by executing and returning the enclosed proxy card, or electronically, via the Internet or telephone, by following the instructions included with the proxy card, or by attending the Annual Meeting and voting your shares in person.

      If your shares are held in “street name,” please contact your broker or nominee to determine whether you will be able to vote electronically. The deadline for voting electronically is 10:59 p.m. (Birmingham, Alabama time) on April 18, 2003.

Can I Change My Proxy?

      You may revoke your proxy at any time before your proxy has been exercised at the Annual Meeting. If you do not revoke your proxy, the shares represented thereby will be voted by the persons designated in such proxy. Shares represented by the proxies received will be voted in accordance with your instructions. In the absence of instructions, proxies will be voted FOR the election of the nominees for directors named in this Proxy Statement.

EXPENSES OF SOLICITATION

      Compass will pay the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited by directors, officers or other employees personally, by telephone or by facsimile or other electronic means, for which no additional compensation will be paid to those persons engaged in such solicitation. Compass will reimburse brokers, custodians or other persons holding stock in their names or in the names of nominees for their expenses in forwarding proxy materials to principals and obtaining their instructions. Compass has retained Morrow & Co., New York, New York, at an approximate total cost of $8,500, plus out-of-pocket expenses, to assist in the solicitation of proxies by mail, personally or by telephone or other means of communication.

HOLDINGS OF VOTING SECURITIES

      As of December 31, 2002, there was no person known to Compass to be the beneficial owner of more than five percent (5%) of Compass’ outstanding common shares.

PROPOSAL ONE

ELECTION OF DIRECTORS

      Compass’ Board of Directors is divided into three (3) classes. At each annual meeting of shareholders, shareholders elect the members of one of the three (3) classes to a three (3) year term. The Board of Directors determines the size of the Board of Directors.

      The Board of Directors has nominated Charles W. Daniel, William Eugene Davenport and Charles E. McMahen for election as Class III directors, each to hold office for a term of three (3) years or until their successors shall have been elected and qualified. In the absence of instructions, proxies will be voted FOR the election of these nominees. The Board of Directors believes that the nominees will be available and able to serve as directors, but, if for any reason any of these persons should not be available or able to serve, the persons named in the proxy may exercise discretionary authority to vote for substitutes proposed by the Board of Directors.

      The Board of Directors recommends a vote FOR the election of each of the nominees.

      Certain information about the nominees to serve as Class III directors, the six (6) incumbent directors who will continue to serve following the Annual Meeting and the executive officers who are not also directors or nominees is set forth in the following table, including the number of shares of Compass’ common stock beneficially owned by each as of December 31, 2002. Executive officers who are not also directors serve at the discretion of the Board of Directors.

Common Stock Ownership of Directors and Executive Officers

		Shares
	Director or	Beneficially
	Executive Officer	Owned at
	of Corporation	12/31/02		Percent of	Principal Occupation Since January 1,
Name	Since	(1)		Class(1)	1998 and Other Information

Nominees elected to serve until annual meeting in 2006 (Class III)
Charles W. Daniel	1982	484,679	(2)	*	President, Dantract, Inc. (real estate investments). Age 62.
William Eugene Davenport	1993	74,809	(3)	*	Vice Chairman of Russell Lands, Inc. (resort land development, residential construction and building supply stores). Previously President and Chief Operating Officer, Russell Lands, Inc. Age 62.
Charles E. McMahen	1990	399,140	(4)	*	Vice Chairman of Compass since 2001, Vice Chairman of Compass Bank since 1999, and previously Chairman and Chief Executive of Compass Banks of Texas, Inc. Age 63.
Directors elected to serve until annual meeting in 2004 (Class I)
Carl J. Gessler, Jr., M.D.	1998	44,495	(5)	*	Partner, The Heart Center, P.C., Age 47.
D. Paul Jones, Jr.	1978	1,736,633	(6)	1.4	Chairman and Chief Executive Officer of Compass and Compass Bank. Director of Golden Enterprises, Inc. Age 60.
J. Terry Strange	2002	2,144	(7)	*	Retired. Previously, Vice Chairman and Managing Partner of KPMG, LLP’s U.S. Audit Practice, Global Managing Partner of KPMG, LLP’s Audit Practice and member of KPMG, LLP’s international executive committee. Director of New Jersey Resources Corporation. Age 59.

		Shares
	Director or	Beneficially
	Executive Officer	Owned at
	of Corporation	12/31/02		Percent of	Principal Occupation Since January 1,
Name	Since	(1)		Class(1)	1998 and Other Information

Directors for election to serve until annual meeting in 2005 (Class II)
James H. Click, Jr.	2000	2,581,444	(8)	2.0	Co-Managing Partner, Tuttle-Click Automotive Group (automobile dealerships). Age 59.
Tranum Fitzpatrick	1989	319,857	(9)	*	Chairman, Guilford Holding Corporation, Chairman, Guilford Partners, Inc. and President, Seagrove Corporation. (real estate investment and development). Age 64.
John S. Stein	1989	137,901	(10)	*	Chairman, Golden Enterprises, Inc. (snack food distribution and sales). Previously President and Chief Executive Officer, Golden Enterprises, Inc. Director of Golden Enterprises, Inc. Age 65.
Executive Officers Who Are Not Also Directors of Compass or Nominees for Director (11)
James D. Barri	1999	146,840	(12)	*	Executive Vice President-Retail Banking of Compass Bank since 1997, and previously Vice Chairman and Chief Operating Officer, Bank of America Oregon. Age 58.
George M. Boltwood	1999	166,270	(13)	*	Executive Vice President-Corporate Banking of Compass Bank since 1996, and previously State Administrative Officer of NationsBank of Georgia. Age 53.
E. Lee Harris, Jr.	1999	107,881	(14)	*	Executive Vice President-Human Resources of Compass Bank since 1994. Age 50.
Garrett R. Hegel	1990	185,433	(15)	*	Chief Financial Officer of Compass and Compass Bank since 1990. Age 52.
Clayton D. Pledger	1999	101,918	(16)	*	Executive Vice President and Chief Information Officer of Compass Bank since 1998, and previously Midwest Transaction Services Executive, NationsBank Services Company. Age 58.
Jerry W. Powell	1981	210,606	(17)	*	General Counsel and Secretary of Compass since 1991 and General Counsel and Secretary of Compass Bank since 1986. Age 53.
G. Ray Stone	1996	301,724	(18)	*	Senior Executive Vice President and Chief Credit Policy Officer of Compass and Compass Bank since 2000, and previously Senior Vice President and Chief Credit Officer of Compass Bank since 1977. Age 59.
Directors, nominees and executive officers as a group (16 persons)		7,001,774		5.5

*	Less than one percent (1%)

(1)	A person is deemed to beneficially own securities which he or she has a right to acquire within sixty (60) days (i.e., through the exercise of options, warrants, rights or conversion privileges).

(2)	Includes 2,000 shares subject to options exercisable within sixty (60) days. Includes 39,640 shares held by Mr. Daniel’s wife and children, the beneficial ownership of which is disclaimed, and 72,550 shares owned directly by three (3) limited partnerships, of which Mr. Daniel is the managing member, a limited partner and a forty percent (40%) owner. Does not include 1,840,108 shares owned by The Daniel Foundation of Alabama, a charitable foundation for which Mr. Daniel serves as a trustee.

(3)	Includes 2,000 shares subject to options exercisable within sixty (60) days.

(4)	Includes 181,983 shares subject to options exercisable within sixty (60) days and 7,401 shares allocated to Mr. McMahen’s ESOP/401(k) Plan account.

(5)	Includes 2,000 shares subject to options exercisable within sixty (60) days. Includes 6,037 shares held by Dr. Gessler’s wife and children.

(6)	Includes 495,366 shares subject to options exercisable within sixty (60) days, 33,725 shares allocated to Mr. Jones’ Employee Stock Ownership (“ESOP”)/401(k) Plan account, 28,183 shares held in a retirement plan account maintained for Mr. Jones’ benefit and 310,000 shares owned by a limited liability company, of which Mr. Jones serves as managing member and owns a majority interest.

(7)	Includes 2,000 shares subject to options exercisable within sixty (60) days. Mr. Strange became a member of the Board of Directors in December 2002.

(8)	Includes 2,000 shares subject to options exercisable within sixty (60) days. All other shares are held directly by trusts, of which Mr. Click is a trustee.

(9)	Includes 2,000 shares subject to options exercisable within sixty (60) days. Includes 18,800 shares owned directly by Mr. Fitzpatrick’s spouse and 118,407 shares owned by Seagrove Investments, Inc., which is wholly-owned by Seagrove Corporation. Mr. Fitzpatrick is President and a director of Seagrove Investments, Inc. and is President, a director and a principal shareholder of Seagrove Corporation.

(10)	Includes 2,000 shares subject to options exercisable within sixty (60) days.

(11)	None of the executive officers listed are members of the Board of Directors. Each of the executive officers listed, other than Mr. Powell, are, and have been since February 1999, members of the Board of Directors of Compass Bank. Effective January 6, 2003, William C. Helms became Executive Vice President – Asset Management. As Mr. Helms was not an executive officer of Compass as of December 31, 2002, the ownership interests of Mr. Helms in Compass’ common stock are not reflected in the table. Mr. Helms has nearly thirty (30) years of experience in financial services with a concentration in managing private banking and wealth management divisions, including sixteen (16) years with Bank of America where he was a key contributor to building the private bank and private client groups.

(12)	Includes 114,663 shares subject to options exercisable within sixty (60) days and 2,058 shares allocated to Mr. Barri’s ESOP/401(k) Plan account.

(13)	Includes 99,987 shares subject to options exercisable within sixty (60) days and 2,311 shares allocated to Mr. Boltwood’s ESOP/401(k) Plan account.

(14)	Includes 37,547 shares subject to options exercisable within sixty (60) days and 605 shares allocated to Mr. Harris’ ESOP/401(k) Plan account.

(15)	Includes 70,611 shares subject to options exercisable within sixty (60) days and 10,731 shares allocated to Mr. Hegel’s ESOP/401(k) Plan account.

(16)	Includes 85,863 shares subject to options exercisable within sixty (60) days and 685 shares allocated to Mr. Pledger’s ESOP/401(k) Plan account.

(17)	Includes 79,087 shares subject to options exercisable within sixty (60) days and 38,909 shares allocated to Mr. Powell’s ESOP/401(k) Plan account.

(18)	Includes 80,106 shares subject to options exercisable within sixty (60) days and 63,484 shares allocated to Mr. Stone’s ESOP/401(k) Plan account.

Remuneration of Directors

      Compass pays non-employee directors a monthly retainer of $1,660 and a fee of $1,665 for each meeting of the Board of Directors attended. In addition, members of all committees of the Board of Directors receive $1,000 for each meeting of such committees attended. Chairmen of all committees of the Board of Directors receive a monthly retainer of $100. At the election of each director these monthly retainers and fees are paid into an account for the purchase of Compass’ common stock under Compass’ Director & Executive Stock Purchase Plan, which includes provisions for an additional matching contribution from Compass of forty-five percent (45%) and a “gross-up” to reimburse the directors for all federal income tax obligations attributable to these retainers, fees and matching contributions.

Meetings of the Board of Directors and Committees

      During fiscal year 2002, the Board of Directors held six (6) regular meetings and no special meetings. All incumbent members of the Board of Directors attended seventy-five percent (75%) or more of the meetings of the Board of Directors and of the committees of the Board of Directors on which they served.

Committees of the Board of Directors

      The Board of Directors has five standing committees.

      The Executive Committee has the full authority of the Board of Directors to act on all matters between regularly scheduled meetings of the Board of Directors, except as to certain matters of an extraordinary nature. The results of each meeting of the Executive Committee are reported to the full Board of Directors at the next regularly scheduled meeting of the Board of Directors following the meeting of the Executive Committee. The Executive Committee did not meet during fiscal year 2002. Messrs. Jones, Chairman, Davenport and Daniel constitute the standing Executive Committee.

      The Audit Committee met eight (8) times during fiscal year 2002. See “REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS” below. The Board of Directors has determined that each of the members of the Audit Committee is independent as defined under the provisions of the Sarbanes-Oxley Act of 2002 and current and proposed requirements of NASDAQ. Messrs. Strange Chairman, Daniel, Gessler and Stein constitute the standing Audit Committee.

      The Compensation Committee reviews and approves senior officers’ compensation and administers Compass’ incentive plans. The Compensation Committee met two (2) times during fiscal year 2002. Messrs. Davenport, Chairman, Daniel and Fitzpatrick constitute the standing Compensation Committee.

      The Credit Committee establishes and has general supervision over the credit policies of Compass and its subsidiaries and provides appropriate instruction to the officers of Compass regarding credit policies and procedures. The Credit Committee met six (6) times during fiscal year 2002. Messrs. Fitzpatrick, Chairman, Davenport, Click and McMahen constitute the standing Credit Committee.

      The Nominating Committee recommends to the Board of Directors the number and names of persons to be proposed by the Board of Directors for election as directors at the annual meeting of the shareholders. It may also recommend to the Board of Directors persons to be appointed by the Board of Directors or to be elected by the shareholders to fill any vacancies which occur on the Board of Directors. The Nominating Committee has no chairman. The Nominating Committee met one (1) time during fiscal year 2002. The Nominating Committee will consider nominees recommended by shareholders who may submit nominations to the Nominating Committee, at the address appearing on the first page of this Proxy Statement, Attention: Corporate Secretary. The Nominating Committee consists of all of the members of the Board of Directors other than Messrs. Jones and McMahen.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires that executive officers and directors file reports with the Securities and Exchange Commission (the “SEC”) relating to their Compass stock ownership and changes to that ownership. Based solely upon a review of copies of such reports or other representations Compass believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during fiscal year 2002, except that Carl J. Gessler, Jr., M.D., a director, did not file a Form 4 to report timely one (1) transaction that occurred on July 23, 2002, but he did file a Form 4 to report such transaction on September 10, 2002. Also, a plan administrator for one of employee benefit plans neglected to provide notice to Compass or to plan participants of transactions that occurred on November 22, 2002, which resulted in Forms 4 not being filed timely for one (1) transaction each for the accounts of George M. Boltwood and Clayton D. Pledger, each of whom is an Executive Vice President of Compass Bank, Garrett R. Hegel, Chief Financial Officer of Compass and Compass Bank, D. Paul Jones, Jr., Chairman and Chief Executive Officer of Compass and Compass Bank, Charles E. McMahen, Vice Chairman of Compass and Compass Bank, and G. Ray Stone, Senior Executive Vice President and Chief Credit Policy Officer of Compass and Compass Bank. Jerry W. Powell, General Counsel and Secretary of Compass and Compass Bank, also did not file a Form 4 to report timely one (1) transaction that occurred on January 14, 2002. Messrs. Boltwood, Pledger, Hegel, Jones, McMahen, Stone and Powell each filed timely a Form 5 on February 14, 2003, to report such transactions.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

      Compass’ compensation program for executive officers for fiscal year 2002 consisted principally of salaries, cash bonuses and compensation pursuant to certain plans which are described below.

Summary Compensation Information

      The following table relates to compensation paid by Compass to its chief executive officer and to each of the four other most highly compensated executive officers during fiscal years 2000, 2001 and 2002:

Summary Compensation Table

				Long-Term
				Compensation

		Annual
		Compensation		Awards

				Restricted	Securities	All Other
				Stock	Underlying	Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Awards($)(2)	Options(#)	($)(3)

D. Paul Jones, Jr.	2002	$900,001	$1,350,002	$965,260	150,000	$85,240	(4)
Chairman and Chief Executive	2001	850,006	1,252,058	676,000	222,116	55,562	(4)
Officer of Compass and	2000	742,992	222,898	504,900	135,000	41,721	(4)
Compass Bank
James D. Barri	2002	324,999	324,999	208,080	32,000	9,600	(5)
Executive Vice President—	2001	293,119	234,523	172,169	46,500	8,700	(5)
Retail Banking of Compass Bank	2000	270,006	55,278	168,300	35,100	5,301	(5)
George M. Boltwood	2002	322,500	290,250	202,300	31,500	12,183	(6)
Executive Vice President—	2001	273,124	211,125	155,800	47,187	9,544	(6)
Corporate Banking of	2000	247,494	27,843	82,467	22,000	7,450	(6)
Compass Bank
Garrett R. Hegel	2002	348,123	348,123	222,530	34,500	8,350	(7)
Chief Financial Officer of	2001	326,661	320,781	190,125	56,511	8,560	(7)
Compass and Compass Bank	2000	283,338	85,001	94,248	25,200	6,449	(7)
Charles E. McMahen	2002	530,028	687,500	471,070	73,400	42,691	(8)
Vice Chairman of Compass	2001	517,006	546,611	311,594	99,908	32,304	(8)
and Compass Bank	2000	454,991	104,819	229,730	61,500	25,380	(8)

(1)	Other than as set forth below, the bonus amounts shown in this column were paid based on performance rendered during the fiscal years indicated, but the bonuses were paid during the fiscal years immediately following the fiscal years indicated.

(2)	All of the restricted stock awards granted in fiscal year 2002 to the executive officers named above will have fully vested by February 11, 2007. The restricted shares are eligible for accelerated vesting if certain performance goals are met. Dividends will be paid on the restricted stock prior to vesting. The value of the restricted stock awards shown above reflects the number of shares awarded during the fiscal year indicated multiplied by the closing market price of Compass’ common stock on the date of the award. The following table shows the aggregate number and value of all shares of restricted stock held by the persons identified in the table above as of December 31, 2002:

	Number
	of Shares

		Market
		Value
		on 12/31/02

D. Paul Jones, Jr.	92,314	$2,886,659
James D. Barri	20,449	639,440
George M. Boltwood	19,411	606,982
Garrett R. Hegel	22,341	698,603
Charles E. McMahen	46,167	1,443,642

(3)	The amounts shown in this column include annual contributions by Compass (i) to the ESOP/401(k) Plan accounts of persons named in the table, (ii) thirty percent (30%) matching contributions by Compass with respect to employee contributions for purchases of Compass’ common stock under Compass’ Monthly Investment Plan (“MIP”) and/or Compass’ Director & Executive Stock Purchase Plan (“D&E Plan”) (see “Compensation Pursuant to Plans – Stock

Purchase Plans” below), and (iii) matching contributions by Compass to the accounts of persons named in the table maintained under the ESOP Benefit Restoration Plan (“Restoration Plan”). The ESOP/401(k) Plan is generally available to employees of Compass. The Restoration Plan is available to select persons whose annual compensation exceeds the statutory cap on income which may be considered under the ESOP/401(k) under present Internal Revenue Service regulations. The statutory cap was $170,000 in 2001 and is $200,000 beginning in 2002.

(4)	Includes contributions by Compass under the ESOP/401(k) Plan of $6,000, $5,100, and $3,400 in 2002, 2001, and 2000, respectively, matching contributions made by Compass under the MIP and/or the D&E Plan of $20,678, $23,375, and $22,290 for 2002, 2001, and 2000, respectively, and matching contributions under the Restoration Plan of $58,562, $27,087, and $16,031 in 2002, 2001, and 2000, respectively.

(5)	Includes contributions by Compass under the ESOP/401(k) Plan of $6,000, $5,100, and $3,400 in 2002, 2001, and 2000, respectively, and matching contributions under the Restoration Plan of $3,600, $3,600, and $1,901 in 2002, 2001, and 2000, respectively. Mr. Barri did not participate in the MIP or the D&E Plan during 2002, 2001 or 2000.

(6)	Includes contributions by Compass under the ESOP/401(k) Plan of $5,738, $3,400, and $3,400 in 2002, 2001, and 2000, respectively, matching contributions made by Compass under the MIP and/or the D&E Plan of $2,995, $3,144, and $1,800 for 2002, 2001, and 2000, respectively, and matching contributions under the Restoration Plan of $3,450, $3,000, and $2,250 in 2002, 2001, and 2000, respectively.

(7)	Includes contributions by Compass under the ESOP/401(k) Plan of $4,000, $3,400, and $3,400 in 2002, 2001, and 2000, respectively, matching contributions made by Compass under the MIP and/or the D&E Plan of $0, $660, and $850 for 2002, 2001, and 2000, respectively, and matching contributions under the Restoration Plan of $4,350, $4,500, and $2,199 in 2002, 2001, and 2000, respectively.

(8)	Includes contributions by Compass under the ESOP/401(k) Plan of $6,000, $5,100, and $3,400 in 2002, 2001, and 2000, respectively, matching contributions made by Compass under the MIP and/or the D&E Plan of $9,793, $13,410, and $13,650 for 2002, 2001, and 2000, respectively, and matching contributions under the Restoration Plan of $26,898, $13,794, and $8,330 in 2002, 2001, and 2000, respectively.

Compensation Pursuant to Plans

      Compass has certain compensation plans, described below, pursuant to which benefits may be provided to executive officers.

Long-Term Incentive Plans

      Shareholders approved the 1996 Long-Term Incentive Plan, the 1999 Omnibus Incentive Compensation Plan and the 2002 Incentive Compensation Plan (collectively, the “Plans”), which provide for the granting of incentive awards in the form of stock options, stock appreciation rights, performance units, restricted stock, supplemental cash and in such other forms as may be deemed appropriate from time to time under the circumstances. The Plans are administered by the Compensation Committee which has the sole discretion, subject to the terms of the Plans, to determine those employees, including executive officers, eligible to receive awards and the amount and type of such awards. The Compensation Committee also has the authority to interpret the Plans, formulate the terms and conditions of award agreements, and make all other determinations required in the administration thereof. Under the 1996 Long-Term Incentive Plan, the Compensation Committee was authorized to grant awards of up to 4,275,000 shares of Compass’ common stock, giving effect to adjustments for capital structure changes. Under the 1999 Omnibus Incentive Compensation Plan, the Compensation Committee was authorized to grant awards of 5,625,000 shares of Compass’ common stock, giving effect to adjustments for capital structure changes. Under the 2002 Incentive Compensation Plan, the Compensation Committee was authorized to grant awards of 6,350,000 shares of Compass’ common stock, giving effect to adjustments for capital structure changes.

      During fiscal year 2002, the awards made under the Plans to the executive officers named in the Summary Compensation Table shown earlier consisted of awards of restricted stock and grants of stock options.

      The following table reflects certain information concerning grants of options to purchase Compass’ common stock that were made by Compass during fiscal year 2002 to the executive officers of Compass named in the Summary Compensation Table above.

Option Grants in Last Fiscal Year

					Potential Realizable
	Individual Grants				Pre-Tax Value at
					Assumed Annual Rates
	Number of				of Stock Price
	Securities	% of Total			Appreciation for
	Underlying	Options Granted	Exercise or		Option Term
	Options	to Employees In	Base Price	Expiration
Name	Granted(#)(1)	Fiscal Year	($/Sh)	Date	5%($)(2)	10%($) (2)

D. Paul Jones, Jr.	150,000	7.64%	$28.90	2-11-12	$2,726,258	$6,908,874
James D. Barri	32,000	1.63	28.90	2-11-12	581,602	1,473,893
George M. Boltwood	31,500	1.60	28.90	2-11-12	572,514	1,450,863
Garrett R. Hegel	34,500	1.76	28.90	2-11-12	627,039	1,589,041
Charles E. McMahen	73,400	3.74	28.90	2-11-12	1,334,049	3,380,742

(1)	Options shown beside the name of each person in the table above include non-qualified stock options and incentive stock options within the meaning of Section 422 of the Internal Revenue Code. These options were granted under the Compass’ 1999 Omnibus Incentive Compensation Plan on February 11, 2002 with an exercise price equal to the closing price of Compass’ common stock on the grant date. These options become exercisable over a three (3) year period, with twenty-five percent (25%) immediately exercisable on the date of grant, and twenty-five percent (25%) exercisable on each of the succeeding three (3) anniversaries of the date of grant.

(2)	The dollar amounts shown are based on certain assumed rates of appreciation and the assumption that the options will not be exercised until the end of the expiration periods applicable to the options. Actual realizable values, if any, on stock option exercises and common stock holdings are dependent on the future performance of Compass’ common stock and overall stock market conditions. There can be no assurance that the amounts reflected will be achieved.

     The following table reflects certain information concerning exercises of options with respect to Compass’ common stock during 2002, and the value of unexercised options held as of the end of 2002, by the executive officers named in the Summary Compensation Table above:

Aggregated Option Exercises in 2002

and 2002 Year End Option Values

			Number of Securities	Value of Unexercised
			Underlying	In-the-Money Options
			Unexercised Options	at 2002 Year
			at 2002 Year End(#)	End($)

	Shares Acquired		Exercisable/	Exercisable/
Name	on Exercise(#)	Value Realized($)	Unexercisable	Unexercisable

D. Paul Jones, Jr.	79,116	807,774	388,366/217,750	$3,208,444/$1,524,030
James D. Barri	9,750	149,565	88,701/51,149	797,935/381,479
George M. Boltwood	30,887	540,459	78,112/46,125	708,913/318,501
Garrett R. Hegel	0	0	45,561/52,425	285,877/370,388
Charles E. McMahen	80,033	1,383,609	131,758/103,425	809,169/707,894

Securities Authorized for Issuance Under Equity Compensation Plans

      The following table sets forth certain information regarding securities authorized for issuance under equity compensation plans as of December 31, 2002:

Equity Compensation Plan Information

	Number of
	securities to be		Number of securities
	issued upon	Weighted-	remaining available for
	exercise of	average exercise	future issuance under
	outstanding	price of	equity compensation
	options,	outstanding	plans (excluding
	warrants and	options, warrants	securities reflected in
Plan category	rights	and rights	column (a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders
Stock option plans(1)	7,112,497	$23.36	6,740,287
Stock purchase plans(2)	(3)	(3)	3,650,000
Equity compensation plans not approved by security holders	0	0	0
Total	7,112,497	$23.36	10,390,287

(1)	Includes the 1996 Long-Term Incentive Plan, the 1999 Omnibus Incentive Compensation Plan and the 2002 Incentive Compensation Plan. See “Compensation Pursuant to Plans – Long-Term Incentive Plans” below),

(2)	Includes the Compass ShareBuilder Plan. See “Compensation Pursuant to Plans – Stock Purchase Plans” below.

(3)	The number of shares that may be issued pursuant to Compass’ stock purchase plans during a given period and the purchase price of such shares cannot be determined in advance of such purchases.

Pension Plan

      Compass has adopted basic and supplemental retirement plans which, subject to the conditions for vesting, provide retirement benefits based upon credited years of service and average annual compensation during the five (5) consecutive years of benefit service which produces the highest average (“Final Average Annual Compensation”). The following table shows the estimated annual benefits that would be payable upon retirement under

Compass’ basic and supplemental retirement plans to plan participants, including executive officers, assuming retirement at normal retirement age 65 on January 1, 2003:

Pension Plan Table

Highest	Annual Retirement Benefit if Age 65 in 2003
Average
Earnings-	10 Years	15 Years	20 Years	25 Years	30 Years
Five Years*	Service	Service	Service	Service	Service

$ 100,000	$14,642	$21,964	$29,285	$36,606	$43,927
200,000	31,142	46,714	62,285	77,856	93,427
400,000	64,142	96,214	128,285	160,356	192,427
600,000	97,142	145,714	194,285	242,856	291,427
800,000	130,142	195,214	260,285	325,356	390,427
1,000,000	163,142	244,714	326,285	407,856	489,427
1,500,000	245,642	368,464	491,285	614,106	736,927
2,000,000	328,142	492,214	656,285	820,356	984,427
2,500,000	410,642	615,964	821,285	1,026,606	1,231,927
3,000,000	493,142	739,714	986,285	1,232,856	1,479,427

*	Reflects all compensation without regard to statutory limits in qualified plan.

      All employees who have attained age 21 and have worked 1,000 hours or more in their first twelve (12) months of employment or 1,000 hours or more in any calendar year thereafter are eligible to participate in Compass’ basic pension plan. However, participation in the supplemental retirement plans is limited to a select group of management or highly compensated employees as determined by the Compensation Committee. Each of the executive officers named in the Summary Compensation Table above participates in one of the two supplemental retirement plans. Under most circumstances employees are vested in their retirement benefits under the plans after five (5) years of service. Benefits under the plans are payable monthly commencing on the later of age 65 or the participant’s date of retirement. Eligible participants may retire at reduced benefit levels after reaching age 55.

      Compass’ basic pension plan is a tax-qualified defined benefit plan for purposes of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). An individual’s Final Average Annual Compensation under the pension plan is based on a participant’s direct cash compensation (exclusive of bonuses, including any bonuses shown in the Summary Compensation Table above, and commissions) up to certain maximum dollar limits imposed under the Internal Revenue Code. The maximum annual dollar amounts recognized under the basic pension plan were limited to $235,840 for years prior to 1994, $150,000 for years 1994 through 1996, $160,000 for years 1997 through 1999, $170,000 for years 2000 through 2001 and $200,000 for years after 2001.

      Effective January 1, 2003, the Compass-sponsored defined benefit pension plan was modified to eliminate the Social Security offset feature of the monthly benefit calculation. Under the modified formula, benefits are generally based on years of service, age at retirement and the employee’s average compensation earned in the five (5) consecutive years of benefit service which produce the highest average.

      Prior to January 1, 2003, the percentage of a participant’s Final Average Annual Compensation payable as annual benefits upon retirement under the pension plan was determined by multiplying the number of years, up to thirty (30), of a participant’s service by 1.8%. Benefits under the pension plan are reduced by Social Security payments at the rate of 1.8% of primary Social Security benefits times years of service up to thirty (30) years. Effective January 1, 2003, a participant’s annual benefits upon retirement under the pension plan is determined as 1.0% of the participant’s Final Average Annual Compensation multiplied by the participant’s number of years of service, up to thirty (30), with Compass, plus 0.65% of the participant’s Final Average Annual Compensation in excess of 65% of Covered Compensation in the current year multiplied by the participant’s number of years of service, up to thirty (30), with Compass. The estimated annual retirement benefits shown in the foregoing table reflect the formula effective January 1, 2003.

      During 2002, employees participating in the defined benefit plan could choose to participate in a newly-established defined contribution profit sharing plan in lieu of future accumulation of benefit service in the defined benefit plan. The new plan, which is effective January 1, 2003, meets the requirement of Sections 401(a) and 501(a) of the Internal Revenue Code. Compass will make contributions on behalf of each participant in the plan based upon eligible pay and years of service. Compass’ contribution ranges from two percent (2%) to three percent (3%) of the employee’s base compensation based upon the employee’s years of service. Participation in the plan is limited to employees hired for the first time after January 1, 2003, and those participants in the defined benefit plan, who in 2002, chose to forego future accumulation of benefit service.

      In 1997, Compass adopted both the “Supplemental Retirement Plan” and the “Special Supplemental Retirement Plan” in order to provide key management employees a total retirement benefit equal to the retirement benefit which would have been payable under the basic pension plan but for certain limitations on calculating a participant’s Final Average Annual Compensation imposed under the Internal Revenue Code. While a participant’s Final Average Annual Compensation under the Supplemental Retirement Plan includes additional amounts of direct cash compensation otherwise excluded under the basic pension plan, the Supplemental Retirement Plan, like the pension plan, does not include a participant’s bonuses in such calculations. Such bonuses, however, are included in calculating a participant’s Final Average Annual Compensation under the Special Supplemental Retirement Plan. D. Paul Jones, Jr. and Charles E. McMahen are covered under the Special Supplemental Retirement Plan. Both supplemental pension plans operate as unfunded non-qualified deferred compensation arrangements for purposes of ERISA.

      In 2001, the Special Supplemental Retirement Plan was amended to provide that if D. Paul Jones, Jr. retires after he attains age sixty (60), he will receive a monthly retirement benefit for the remainder of his life equal to sixty percent (60%) of his average monthly compensation using his monthly compensation averaged over his most highly compensated three (3) consecutive years including his annual bonus. If Mr. Jones is survived by his spouse, she will receive a survivor benefit for the remainder of her life determined by substituting fifty percent (50%) in the benefit formula. If Mr. Jones shall die prior to the commencement of the benefit, his surviving spouse shall receive a death benefit for the remainder of her life determined by substituting fifty percent (50%) in the benefit formula.

      The current estimated years of credited service for each of the executive officers named in the Summary Compensation Table above are as follows: D. Paul Jones, Jr., 24; James D. Barri, 5; George M. Boltwood, 6; Garrett R. Hegel, 13; and Charles E. McMahen, 13.

Stock Purchase Plans

      During 2001, Compass amended its Monthly Investment Plan (“MIP”) to change the name of the plan to the Director & Executive Stock Purchase Plan (“D&E Plan”) and to exclude certain employees that would be participating in the Compass ShareBuilder Plan. Prior to the 2001 amendment, the MIP permitted non-employee members of Compass’ Board of Directors and Compass’ employees to make contributions toward the purchase of Compass’ common stock. Under the MIP, Compass’ employees were permitted to contribute up to ten percent (10%) of their salary towards the purchase of Compass’ common stock, and Compass matched thirty percent (30%) of such employees’ contributions. Compass matched forty-five percent (45%) of contributions by non-employee members of its Board of Directors.

      Under the amended plan (now the D&E Plan), non-employee members of Compass Board of Directors and certain employees are eligible to participate. Employees with an annual base salary of more than $212,500 and who contribute through payroll deductions the maximum amount allowable under the ShareBuilder Plan are eligible participants. In addition, employees with an annual base salary of at least $125,000 may be eligible to participate in the D&E Plan if a portion of their contributions to the ShareBuilder Plan is ineligible to effectuate a purchase of Compass’ common stock on a purchase date.

      The D&E Plan provides eligible participants with the opportunity to purchase Compass’ common stock through accumulated compensation deductions. Employee contributions to the D&E Plan are made through deductions from payroll or transfers of ineligible contributions under the ShareBuilder Plan. Employee contributions may not exceed the difference between ten percent (10%) of an employee’s salary and such employee’s contribution under the ShareBuilder Plan, which is discussed below. Compass makes a matching contribution equal to thirty percent (30%) of the employee’s contribution. Non-employee members of Compass’ Board of Directors may make contributions to the D&E Plan in lieu of receiving cash compensation for services performed as a member of the Board of Directors. Such contributions are limited to $36,000 per year. Compass makes a matching contribution equal to forty-five percent (45%) of such contributions.

      Under the D&E Plan, Compass’ common stock is purchased in the open market and brokerage fees and other incidental expenses are absorbed by Compass. The D&E Plan is a non-qualified plan for federal income tax purposes and benefits are not tax deferred.

      During 2001, Compass established the Compass ShareBuilder Plan (“ShareBuilder Plan”) with the intention that the plan qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. The purpose of the ShareBuilder Plan is to provide eligible Compass’ employees with an opportunity to purchase Compass’ common stock through accumulated payroll deductions. All Compass employees who have customary employment with Compass or its affiliates of at least twenty (20) hours per week and more than five (5) months in any calendar year are eligible to participate in the ShareBuilder Plan. Under the ShareBuilder Plan, eligible Compass’ employees may elect to have funds deducted from payroll and accumulated for the later purchase of shares of Compass’ common stock. Participants of the ShareBuilder Plan receive an “option” to purchase Compass’ common stock on a periodic basis during stated offering periods that are generally twenty-four (24) months in duration and begin on the first day of the calendar year. These options allow participants to purchase shares of Compass’ common stock at the end of each calendar year during the offering period. Purchases of Compass’ common stock under the ShareBuilder Plan are made at a discounted price equal to eighty-five percent (85%) of the lesser of (1) the per share price at the time of purchase or (2) the per share price at the beginning of the offering period. Participants must be an employee of Compass at the time of purchase in order to effectuate the purchase of shares under the ShareBuilder Plan.

      Participants of the ShareBuilder Plan may elect to have payroll deductions made in an amount not less than one percent (1%) of the participant’s compensation per pay period nor more than ten percent (10%) of the participant’s compensation per pay period. No participant may contribute in excess of $21,250 in any calendar year. The maximum value of stock that may be purchased in a calendar year is $25,000.

Change of Control Employment Agreements

      Compass entered into change of control employment agreements on December 14, 1994 (the “Agreements”) with each of the individuals named in the Summary Compensation Table above, except for James D. Barri and George M. Boltwood, and five (5) additional officers. Mr. Barri entered into such an agreement on November 24, 1997. Mr. Boltwood entered into such an agreement on March 1, 1998.

      The Agreements are designed to retain such officers and provide for continuity of management in the event of any actual or threatened change in control of Compass. The Agreements with the persons named in the Summary Compensation Table above are effective for three (3) year periods and are automatically extended annually for additional one (1) year periods unless notice is given to the contrary. The Agreements are otherwise terminable during their periods of effectiveness only by termination of the executive officer’s employment. Such termination in connection with a change in control (as defined in the Agreements) will entitle an executive officer to benefits under the Agreements. The Agreements require continued employment of an executive officer following a change of control on an equivalent basis to employment immediately before such change of control. In the event that during the three (3) year period following a change of control, the executive officer terminates the executive officer’s employment for good reason (as defined in the Agreements) or, during the thirty (30) day period commencing one (1) year after the change of control, for any reason, or Compass terminates the executive officer’s employment without cause (as defined in the Agreements), the executive officer will be entitled to receive an immediate lump sum payment in an amount equal to previously earned but unpaid compensation plus an amount equal to three (3) times the sum of such executive officer’s then-current salary and annual bonus. In addition, the executive will continue to be eligible, together with the executive officer’s family, to receive benefits under Compass’ welfare benefit plans (e.g., medical, group life, etc.) for the remainder of the three (3) year term, and any stock options then held by the executive officer pursuant to Compass’ Plans shall remain exercisable in accordance with the terms of any stock option agreements between Compass’ and the executive officer, notwithstanding any provision in such option agreements to the contrary.

Compensation Committee Interlocks and Insider Participation

      The current members of the Compensation Committee are Charles W. Daniel, William Eugene Davenport and Tranum Fitzpatrick, none of whom is an officer or employee of Compass or any of its subsidiaries. D. Paul Jones, Jr., Chairman and Chief Executive Officer of Compass and Compass Bank, is a member of the Board of Directors of Russell Lands, Inc., of which William Eugene Davenport is the Vice Chairman and was the President and Chief Operating Officer until December 31, 2002.

Report of Compensation Committee of the Board of Directors on Executive Compensation

      The Compensation Committee is composed entirely of non-employee directors and is responsible for reviewing and appraising all compensation and benefits policies for Compass’ senior officers and administering Compass’ incentive plans. Compensation paid to senior officers consisted primarily of base salaries, incentive bonuses, and equity-based compensation designed to reward long-term strategic management and enhancement of shareholder value. The Compensation Committee approves the base salaries of executive officers based on recommendations from Compass’ Human Resources Division and reports its findings to the Board of Directors at the next regular meeting.

Base Salary

      Compass’ Human Resources Division compiles publicly available competitive peer group information to determine the base salary guidelines for Compass’ executive officers. Such data is then presented to the Compensation Committee for its consideration. The Compensation Committee also undertakes a subjective analysis of the executive officers’ base salaries that is not related to any particular established qualitative or quantitative criteria. Based on such objective information and its subjective analysis, the Compensation Committee then determines the executive officers’ base salaries.

Incentive Bonuses

      Incentive Bonuses paid to executive officers are based on pre-established, objective performance goals such as the attainment of an earnings per share goal and a return on common equity (“common equity”) goal. Individual awards are determined as variable percentages of their base salaries, depending on the extent to which these performance goals are attained. The maximum achievable bonus, based upon these pre-established, objective performance goals, of each of the executive officers ranged in fiscal year 2002 from 100% to 125% of their base salaries. In addition, the executive officers may receive bonuses based upon other performance goals related to the departments or divisions with respect to which they have supervisory responsibility, the performance of Compass as a whole, and their respective individual performances.

      For fiscal year 2002, earnings per share of at least $2.32 were required before any incentive bonus attributable to earnings per share were paid. Earnings per share of at least $2.40 were required in order for maximum achievable bonuses to be paid. As a result of achieving earnings per share in 2002 in excess of $2.40, maximum bonuses attributable to earnings per share were paid.

      A return on common equity of at least 15% was required before incentive bonuses attributable to return on common equity were paid and a return on common equity of at least 16.25% was required in order for the maximum bonus to be paid with respect to return on common equity. As a result of a return on common equity with respect to the Compass’ common stock in fiscal year 2002 of 16.60%, maximum bonuses based on return on common equity were paid.

2002 Compensation for Chief Executive Officer

      The chief executive officer’s compensation is determined based on the same basic factors described above for the other executive officers, other than as set forth below. The base salary levels of Compass’ chief executive officer approved by the Compensation Committee have generally been at or slightly above the median compensation levels of the other companies surveyed by Compass’ Human Resources Division. For fiscal year 2002, the bonus of Compass’ chief executive officer was based solely on attainment of the earnings per share goal and the return on common equity goal. Mr. Jones’ maximum achievable bonus for fiscal year 2002 was 150% of his base salary. As a result of attaining the earnings per share goal and the return on equity goal, Mr. Jones received his maximum achievable bonus attributable to earnings per share and to return on common equity.

Equity-Based Compensation Plans

      The equity-based compensation plans provide for grants of stock options, stock appreciation rights, restricted stock, performance units and supplemental cash payments to Compass’ officers and key employees. The payment of equity-based compensation to these individuals is designed to focus their attention on the enhancement of shareholder value.

      During fiscal year 2002, Compass awarded 33,400 shares of restricted stock to Mr. Jones, 7,200 shares of restricted stock to Mr. Barri, 7,000 shares of restricted stock to Mr. Boltwood, 7,700 shares of restricted stock to Mr. Hegel and 16,300 shares of restricted stock to Mr. McMahen. The number of shares of restricted stock awarded to these executive officers was determined by the Compensation Committee based upon a subjective assessment of executive officers’ performances, their respective compensation and management level in the organization, and other factors. All of the restricted stock awards granted in fiscal year 2002 to the executive officers named above will have fully vested by February 11, 2007. The restricted shares are eligible for accelerated vesting if certain performance goals are met.

      During fiscal year 2002, Compass granted options to purchase a total of 1,962,313 shares of Compass’ common stock under the 1996 Long-Term Incentive Plan and the 1999 Omnibus Incentive Compensation Plan to employees. During fiscal year 2002, Compass granted options to purchase a total of 14,000 shares of Compass’ common stock under the 2002 Incentive Compensation Plan to non-employee members of Compass’ Board of Directors. Among these option grants were grants of incentive and non-qualified stock options to acquire 150,000 shares to Mr. Jones, 32,000 to Mr. Barri, 31,500 shares to Mr. Boltwood, 34,500 shares to Mr. Hegel and 73,400 shares to Mr. McMahen. The size of the option grants to these executive officers was determined by the Compensation Committee based upon a subjective assessment of executive officers’ performances, their respective compensation and management level in the organization, and other factors. The exercise price of each option equaled the fair market value of the common stock as of the date of grant and the options become exercisable over a three year period, with twenty-five percent (25%) being exercisable immediately upon grant and twenty-five percent (25%) becoming exercisable on each of the succeeding three (3) anniversaries of the date of grant. Such options will expire ten (10) years from the date of grant, subject to earlier termination upon termination of employment.

      The Compensation Committee has considered the anticipated tax treatment to the Corporation and to the executive officers of various payments and benefits. In addition, the Compensation Committee is aware that some types of compensation payments and their deductibility (e.g., the spread on exercise of non-qualified options) depends upon the timing of an executive officer’s vesting or exercise of previously granted rights, and that interpretations of and changes in the tax laws and other factors beyond the Compensation Committee’s control also affect the deductibility of compensation. For those and other reasons, the Compensation Committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

     Members of the Compensation Committee

/s/ CHARLES W. DANIEL Charles W. Daniel	/s/ TRANUM FITZPATRICK Tranum Fitzpatrick
/s/ WILLIAM EUGENE DAVENPORT William Eugene Davenport

Corporate Performance Graph

      The following graph compares the yearly change in the cumulative total shareholder return on Compass’ common stock as compared with the cumulative total returns of the other companies included within the Standard & Poor’s 500 Stock Index and the Standard & Poor’s Banks (“S&P Banks”) Composite Index for the period commencing December 31, 1997, and ending December 31, 2002. The graph is based upon the assumption that $100 had been invested in Compass’ common stock and each index on December 31, 1997 and that all dividends were reinvested.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG COMPASS BANCSHARES, INC., THE S & P 500 INDEX
AND THE S & P BANKS COMPOSITE INDEX

	Compass Bancshares, Inc.	S&P 500	S&P Banks Composite

12/97	100.00	100.00	100.00
12/98	89.29	128.58	106.04
12/99	81.08	155.64	91.41
12/00	90.87	141.46	108.83
12/01	111.80	124.65	108.85
12/02	127.49	97.10	107.74

* The graph reflects shareholder returns measured by dividing (i) the sum of (A) the cumulative amount of dividends paid between December 31, 1997, and December 31, 2002, assuming dividend reinvestment, and (B) the difference between the closing price of Compass’ common stock as reported through the NASDAQ on December 31, 2002, and December 31, 1997, by (ii) the closing price of Compass’ common stock as reported through the NASDAQ on December 31, 1997.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Some of the executive officers, directors and proposed nominees for director of Compass and their affiliates are and have been customers of or had transactions with Compass and its subsidiaries in the ordinary course of business. Such transactions include loans made by Compass’ subsidiary banks, all of which were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features. Additional transactions may be expected to take place with the subsidiary banks in the ordinary course of business in the future.

      During fiscal year 2002, Jerry W. Powell, General Counsel and Secretary of Compass and Compass Bank, maintained a loan for the purpose of, among other things, financing the exercise of options to acquire shares of Compass’ common stock. Mr. Powell’s loan bore interest at the rate of Compass Bank Prime, was payable quarterly with the principal due on demand, and was secured by shares of Compass’ common stock in accordance with applicable regulations. Such loan was repaid on October 1, 2002, and the largest amount of indebtedness outstanding on such loan during fiscal year 2002 was $495,800.

      During fiscal year 2002, George M. Boltwood, Executive Vice President -Corporate Banking of Compass Bank, maintained an unsecured loan originated in December 1998. Mr. Boltwood’s loan bore interest at the Compass Bank Prime rate and was payable quarterly with the principal due on demand. Such loan was repaid on September 19, 2002, and the largest amount of indebtedness outstanding on such loan during fiscal year 2002 was $83,633.

      During fiscal year 2002, E. Lee Harris, Jr., Executive Vice President -Human Resources of Compass Bank, maintained a loan for the purpose of, among other things, financing the exercise of options to acquire shares of Compass’ common stock. Mr. Harris’ loan bore interest at the Compass Bank Prime rate, was payable quarterly with the principal due on demand and was secured by shares of Compass’ common stock in accordance with applicable regulations. Such loans were repaid on November 29, 2002, and the largest amount of indebtedness outstanding on such loan during fiscal year 2002 was $770,762.

      During fiscal year 2002, D. Stevenson Ferguson, Jr., formerly Executive Vice President – Asset Management of Compass Bank, maintained a loan for the purpose of, among other things, financing the exercise of options to acquire shares of common stock. Mr. Ferguson’s loan bore interest at the Compass Bank Prime rate, was payable quarterly with the principal due on demand and was secured by shares of the Compass’ common stock in accordance with applicable regulations. Such loan was repaid on November 7, 2002, and the largest amount of indebtedness outstanding on such loan during fiscal year 2002 was $311,597. Effective December 31, 2002, Mr. Ferguson resigned his position as Executive Vice President – Asset Management of Compass Bank.

INDEPENDENT ACCOUNTANTS

      The Board of Directors upon recommendation of its Audit Committee, has appointed PricewaterhouseCoopers LLP as independent accountants to examine Compass’ consolidated financial statements for the fiscal year ending December 31, 2003, and to render other permitted professional services as required.

      PricewaterhouseCoopers LLP has served as Compass’ independent accountants since March 29, 2002. As set forth in further detail under the caption “CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT” below, Arthur Andersen LLP was dismissed as Compass’ independent accountants effective as of the close of business on March 28, 2002.

      Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have the opportunity to make a statement and are expected to be available to respond to questions.

      Audit Fees. During the year ended December 31, 2002, Compass paid $507,519 to PricewaterhouseCoopers LLP for audit services. In addition, during the year ended December 31, 2002, Compass paid $40,500 to Arthur Andersen LLP for audit services performed prior to its dismissal. Audit services included services related to the audit of Compass’ consolidated financial statements, and services that only Compass’ independent accountant can provide, including statutory audits of subsidiaries, consents for registrations with the Securities and Exchange Commission, comfort letters and other attest services. During the year ended December 31, 2001, Compass paid Arthur Andersen LLP $472,435 for audit services.

      Audit-Related Fees. During the year ended December 31, 2002, Compass paid $83,643 to PricewaterhouseCoopers LLP for audit-related services. In addition, during the year ended December 31, 2002, Compass paid $24,355 to Arthur Andersen LLP for audit-related services performed prior to its dismissal. Audit-related services included services related to employee benefit plan audits, accounting consultations in connection with acquisitions, consultations concerning financial accounting and reporting standards and the reimbursement of audit-related expenses. During the year ended December 31, 2001, Compass paid Arthur Andersen LLP $121,893 for audit-related services.

      Tax Fees. During the year ended December 31, 2002, Compass paid $131,797 to PricewaterhouseCoopers LLP for tax services. In addition, during the year ended December 31, 2002, Compass paid $14,000 to Arthur

Andersen LLP for tax services performed prior to its dismissal. Tax services included tax compliance, tax planning and tax advice. During the year ended December 31, 2001, Compass paid Arthur Andersen LLP $231,375 for tax services.

      All Other Fees. During the year ended December 31, 2002, Compass paid $4,300 to Arthur Andersen LLP for services other than those described above. During the year ended December 31, 2002, Compass did not pay PricewaterhouseCoopers LLP for any services other than those described above. During the year ended December 31, 2001, Compass did not pay Arthur Andersen LLP for any services other than those described above.

      The Audit Committee of the Board of Directors has considered whether the provision of the services covered in the above paragraphs is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

      Information required by Item 304(a)(1) of Regulation S-K.

(i)	Arthur Andersen LLP (“Andersen”) was dismissed as Compass’ independent accountants effective as of the close of business on March 28, 2002.

(ii)	The reports of Andersen on the consolidated financial statements of Compass at December 31, 2000 and December 31, 2001, and for the three (3) years ended December 31, 2001, did not contain any adverse opinion or any disclaimer of opinion, nor were such reports of Andersen qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)	The decision to change accountants was recommended by the Audit Committee of the Board of Directors and approved by the Board of Directors.

(iv)	In connection with its audits for the two (2) most recent fiscal years and through the date of dismissal, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements of Compass for such fiscal years.

(v)	During the two most recent fiscal years and through the date of dismissal there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

Information required by Item 304(a)(2) of Regulation S-K.

      Compass engaged PricewaterhouseCoopers LLP as its new independent accountants as of March 29, 2002, to audit Compass’ consolidated financial statements. During the two (2) most recent fiscal years and through the date of engagement, Compass has not consulted with PricewaterhouseCoopers LLP on items regarding either: (1) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on Compass’ consolidated financial statements or (2) the subject matter of a disagreement or reportable event with Compass’ former auditor (as defined in Item 304(a)(2) of Regulation S-K).

Information required by Item 304(a)(3) of Regulation S-K

      Compass provided a copy of this disclosure to Andersen and requested that Andersen provide it with a letter to the Securities and Exchange Commission stating whether or not it agrees with the statements set forth above. A copy of that letter, dated as of March 29, 2002,was attached as Exhibit 16 to Compass’ current report on Form 8-K that was filed with the Securities and Exchange Commission on April 4, 2002.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee of the Board of Directors is responsible for, among other things, (i) providing independent, objective oversight of Compass’ financial accounting and reporting functions and internal controls, (ii) appointing, compensating and overseeing Compass’ independent auditors, (iii) reviewing and overseeing Compass’ internal audit department and (iv) providing an open avenue of communication among Compass’ independent auditors, financial and senior management, internal audit department and the Board of Directors. The Audit Committee is composed of four (4) directors and operates under a written charter adopted and approved by the Board of Directors. The Board of Directors has determined that each of the members of the Audit Committee is independent as defined under the provisions of the Sarbanes-Oxley Act of 2002 and current and proposed requirements of NASDAQ.

      The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2002 (the “Audited Financial Statements”) with Compass’ management. In addition, the Audit Committee has discussed with PricewaterhouseCoopers LLP, the independent accountants of Compass, the matters required to be discussed by Codification of Statements on Accounting Standards No. 61 (“SAS 61”).

      The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 and has reviewed, evaluated and discussed with PricewaterhouseCoopers LLP its independence from Compass. The Audit Committee has also discussed with Compass management and PricewaterhouseCoopers LLP such other matters and received such assurances from them as deemed appropriate by the Audit Committee.

      Based on the review and discussion above, the Audit Committee has recommended to the Board of Directors that the Audited Financial Statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

      Members of the Audit Committee:

/s/ CHARLES W. DANIEL Charles W. Daniel	/s/ JOHN S. STEIN John S. Stein

/s/ CARL J. GESSLER, JR., M.D. Carl J. Gessler, Jr., M.D.	/s/ J. TERRY STRANGE J. Terry Strange

SHAREHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

      Any proposal which a shareholder intends to be presented at the annual meeting of shareholders to be held in 2004 must be received at the address appearing on the first page of this Proxy Statement on or before November 22, 2003 in order to be considered for inclusion in Compass’ proxy statement and form of proxy relating to that meeting. Only proper proposals which are timely received will be included in the proxy statement and form of proxy.

      A shareholder may wish to have a proposal presented at the annual meeting of shareholders to be held in 2004, but not to have such proposal included in Compass’ proxy statement and form of proxy relating to that meeting. If notice of any such proposal is not received at the address appearing on the first page of this Proxy Statement by February 5, 2004, then Compass will not address the proposal in its proxy statement relating to that meeting, and all proxies solicited and received by Compass will be deemed to have conferred discretionary authority to vote on any such proposal.

OTHER MATTERS

      As of February 10, 2003, Compass had not received notice of any matters to be presented at the Annual Meeting. Should other matters properly come before the meeting, the persons designated as proxies will vote in accordance with their best judgment on such matters.

IN THEIR DISCRETION, THE NAMED PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT	Please mark your votes like this	☒

		FOR	WITHHOLD
		ALL	FOR ALL
PROPOSAL 1.	ELECTION OF DIRECTORS, COMPASS BANCSHARES, INC.	☐	☐	PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE INSTRUCTIONS BELOW

NOMINEES:	CHARLES W. DANIEL			MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐
WILLIAM EUGENE DAVENPORT
CHARLES E. MCMAHEN

FOR ALL EXCEPT AS NOTED

COMPANY NUMBER:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature                                                                         Date             Signature                                                                               Date

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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INSTRUCTIONS FOR VOTING ELECTRONICALLY
VIA THE INTERNET OR TELEPHONE

•	You can now vote your shares electronically via the internet or telephone.

•	Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the upper portion of this proxy card.

TO VOTE YOUR SHARES VIA THE INTERNET

Visit WWW.COMPASSWEB.COM

•	To vote your shares via the internet, access the above website using any internet connection. Click “VOTE YOUR PROXY” and follow the instructions provided to vote your shares.

•	Have this proxy card in hand when you access the above-listed website.

•	Enter the company number, proxy number and account number, when prompted, to create an electronic ballot. This information is located on the upper portion of this proxy card.

•	Follow the prompts to vote your shares.

TO VOTE YOUR SHARES VIA THE TELEPHONE

Call 1-800-293-8533

•	To vote your shares via the telephone, access the electronic voting center by dialing the above number from any touch-tone telephone.

•	Have this proxy card in hand when you call the above-listed number.

•	Enter the company number, proxy number and account number, when prompted, to create an electronic ballot. This information is located on the upper portion of this proxy card.

•	Follow the instructions to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU VOTED ELECTRONICALLY

COMPASS BANCSHARES, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Garrett R. Hegel, Jerry W. Powell, and E. Lee Harris, Jr. or any one of them, proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all the shares of common stock of Compass Bancshares, Inc., held of record by the undersigned on March 7, 2003, at the annual meeting of stockholders to be held on April 21, 2003, or at any adjournment(s) or postponement(s) thereof.

     THIS PROXY, WHEN PROMPTLY EXECUTED AND RETURNED OR VOTED ELECTRONICALLY AS PROVIDED ON THE REVERSE SIDE WILL BE VOTED IN THE MANNER DIRECTED HEREIN OR ELECTRONICALLY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

     SHOULD YOU CHOOSE TO VOTE VIA MAIL, YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE), BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

     SHOULD YOU CHOOSE TO VOTE ELECTRONICALLY VIA THE INTERNET OR TELEPHONE, YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY FOLLOWING THE INSTRUCTIONS PROVIDED ON THE REVERSE SIDE, BUT YOU NEED NOT SPECIFY YOUR CHOICE IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

     THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD OR VOTE ELECTRONICALLY VIA THE INTERNET OR TELEPHONE.

(CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

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ITEMS LEFT BLANK WILL NOT BE CONSIDERED INSTRUCTIONS TO THE PLAN TRUSTEE	Please mark your votes like this	☒

		FOR	WITHHOLD
		ALL	FOR ALL
PROPOSAL 1.	ELECTION OF DIRECTORS, COMPASS BANCSHARES, INC.	☐	☐	PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE INSTRUCTIONS BELOW

NOMINEES:	CHARLES W. DANIEL			MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐
WILLIAM EUGENE DAVENPORT
CHARLES E. MCMAHEN

FOR ALL EXCEPT AS NOTED

COMPANY NUMBER:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature                                                                         Date             Signature                                                                               Date

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

— — — — — — — — —  — — — — — — — — —  — — — — — — — — —  — — — — — — — — —
FOLD AND DETACH HERE

INSTRUCTIONS FOR VOTING ELECTRONICALLY
VIA THE INTERNET OR TELEPHONE

•	You can now vote your shares electronically via the internet or telephone.

•	Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the upper portion of this proxy card.

TO VOTE YOUR SHARES VIA THE INTERNET

Visit WWW.COMPASSWEB.COM

•	To vote your shares via the internet, access the above website using any internet connection. Click “VOTE YOUR PROXY” and follow the instructions provided to vote your shares.

•	Have this proxy card in hand when you access the above-listed website.

•	Enter the company number, proxy number and account number, when prompted, to create an electronic ballot. This information is located on the upper portion of this proxy card.

•	Follow the prompts to vote your shares.

TO VOTE YOUR SHARES VIA THE TELEPHONE

Call 1-800-293-8533

•	To vote your shares via the telephone, access the electronic voting center by dialing the above number from any touch-tone telephone.

•	Have this proxy card in hand when you call the above-listed number.

•	Enter the company number, proxy number and account number, when prompted, to create an electronic ballot. This information is located on the upper portion of this proxy card.

•	Follow the instructions to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU VOTED ELECTRONICALLY

COMPASS BANCSHARES, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TO:	Compass Bank, as Plan Trustee of the Compass Bancshares, Inc. Employee Stock Ownership/401(k) Plan

     I hereby direct you, as Trustee of the Compass Bancshares, Inc. Employee Stock Ownership/401(k) Plan (the “Plan”) to act in accordance with the instructions I have specified on the reverse side hereof in voting each share of Compass Bancshares, Inc. common stock (“Bancshares Stock”) allocated to my account under the Plan at the 2003 Annual Meeting of Stockholders of Compass Bancshares, Inc. to be held on April 21, 2003, and at any adjournment(s) or postponement(s) thereof. Any previous instructions to you, as Trustee of the Plan, relating to the 2003 Annual Meeting of Stockholders of Compass Bancshares, Inc. hereby are revoked. Under the terms of the Plan and subject to your responsibilities under ERISA, as Trustee of the Plan, you, as Trustee of the Plan, will vote Bancshares Stock allocated to the accounts of Plan participants and beneficiaries in accordance with timely instructions received from such participants and will not vote Bancshares Stock allocated to Plan participants if you, as Trustee of the Plan, do not receive timely instructions from such participants on or before the date designated below.

IMPORTANT: SHOULD YOU CHOOSE TO GIVE YOUR INSTRUCTIONS VIA MAIL, YOU MUST INDICATE YOUR INSTRUCTIONS ON THE REVERSE SIDE OF THIS PROXY CARD AND SIGN, DATE AND MAIL THIS PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE REQUIRED. SHOULD YOU CHOOSE TO GIVE YOUR INSTRUCTIONS ELECTRONICALLY VIA THE INTERNET OR TELEPHONE, YOU MUST GIVE YOUR INSTRUCTIONS BY FOLLOWING THE INSTRUCTIONS FOR VOTING YOUR SHARES PROVIDED ON THE REVERSE SIDE OF THIS PROXY CARD. IN ORDER TO COMPLY WITH YOUR INSTRUCTIONS, YOUR INSTRUCTIONS MUST BE RECEIVED BY CONTINENTAL STOCK TRANSFER & TRUST COMPANY BEFORE 5:00 P.M. (NEW YORK, NEW YORK TIME) ON APRIL 17, 2003. YOUR INSTRUCTIONS WILL BE KEPT CONFIDENTIAL.

DO NOT MAIL THESE INSTRUCTIONS TO COMPASS BANK OR COMPASS BANCSHARES, INC.
(CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

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